                  Semi-Annual Report
                  FOR THE SIX MONTHS ENDED JUNE 30, 1997



                  MMA Praxis
                  Mutual Funds



                  INTERMEDIATE INCOME FUND
                  GROWTH FUND
                  INTERNATIONAL FUND


                  [LOGO of M M A]

        Message
           From
            The
      President






Dear Shareholders:

The first six months of 1997 continued the strong upward trend in the stock market. Thus, with only an occasional hiccup, the U.S. stock market has delivered above average returns for two and one-half years running. Will the bull market in stocks ever end? More on this later.

HIGHLIGHTS OF THE PREVIOUS SIX MONTHS

Introduction of MMA Praxis International Fund. Beginning April 1, 1997, socially responsible investors were given the opportunity to obtain exposure to the world's stock markets through MMA Praxis International Fund. This is one of only three international mutual funds that invest according to socially responsible guidelines. The fund will invest primarily in companies located in Europe, Australia, and the Far East. Investors with a higher tolerance for risk who are looking to broaden their investment diversification will want to investigate the opportunities created with this third MMA Praxis fund family member.

Fund Performance. For the previous six months, MMA Praxis Growth Fund returned
16.16 percent.* MMA Praxis Intermediate Income Fund generated a total return of 2.18 percent.* Since inception (April 1, 1997), the International Fund has returned a respectable 15.01 percent.* Please read carefully the comments of the three portfolio managers for further insights about fund performance and investment strategy.

Morningstar four-star rating for MMA Praxis Growth Fund. The Growth Fund has been awarded a four-star.** The fund was rated among 1,997 domestic equity funds for the three-year period ending June 30, 1997.

SOCIALLY RESPONSIBLE INVESTING (SRI)

Many critics of SRI investing contend it is impossible to generate investment returns consistent with non-SRI portfolios. Until recently, few studies existed to dispel this assumption. However, current evidence shows that over the long term, responsible investors have the potential to do as well or even better than investors who don't consider their values when making investment decisions.

A 1995 study by the Investor Responsibility Research Center and Vanderbilt University discovered that companies who comply with environmental laws have historically performed better than those who have a track record for environmental insensitivity.

-------
 *This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the six-month return would have been 12.16 percent for the Growth Fund; the six-month return would have been -1.80 percent for the Intermediate Income Fund; and the since-inception (April 1, 1997) return would have been 11.10 percent for the International Fund.

**Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a funds' three, five and 10 year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. 10 percent of the funds in an investment category receive five stars. 22.5 percent receive four stars. At certain times fees have been waived, without the fee waivers the ranking may have been lower.

       Message
          From
           The
   President--
     continued


--------------------------------------------------------------------------------
Asset allocation                       Average         Average          Average
  Stocks - S&P 500                     annual total    number of        loss in
  Bonds - U.S. Intermediate Growth     return          years with       losing
                                                       a loss           years
  Cash - U.S. 30 day T-bill
--------------------------------------------------------------------------------
      Aggressive


                 Stocks - 100%          10.7%          1 in every 4      -12.3%
--------------------------------------------------------------------------------
        Growth
                 Bonds - 20%

                                         9.9%          1 in every 4       -9.9%
Stocks - 80%
--------------------------------------------------------------------------------
      Balanced
                 Bonds - 40%

                                         9.0%          1 in every 5       -8.1%
Stocks - 60%
--------------------------------------------------------------------------------
    Conservative
Cash - 20%       Bonds - 40%

                                         7.6%          1 in every 5       -8.1%
Stocks - 40%
--------------------------------------------------------------------------------
        Cash
Cash - 20%       Bonds - 60%

                                         6.3%          1 in every 10      -3.0%
Stocks - 20%
--------------------------------------------------------------------------------

This example is for illustrative purposes only and is not representative of any particular investment's past performance and is no guarantee of results.

Source: Ibbotson Associates, based on model portfolios during 1926-96.

        Message
           From
            The
    President--
      continued






John Guerard of Vantage Global Advisors authored an award-winning study*** in 1996 that concluded social investment screens neither help nor hurt risk-adjusted performance over the long term. Finally, the performance of the Domini Social Index, a stock index of 400 socially responsible companies outperformed the S & P 500 (reinvested dividends) over the past five years by a margin of 16.9 percent versus 15.5 percent.****

The message is clear: market rate returns are possible without making moral and ethical compromises.

HOW ASSET ALLOCATION CAN HELP LOWER YOUR RISK

The U.S. stock market's climb has been the longest and largest run ever. But history tells us that sooner or later, a market correction will happen. That's why now could be a good time to rebalance your portfolio by moving some assets into bonds and international stocks.

The following chart shows how different blends of stocks, bonds, and cash (money market funds, CDs, savings accounts, etc.) have the potential to help lower your risk.

The message of this chart is quite compelling. By increasing your exposure to bonds and cash, you may be able to reduce your overall level of risk. Of course, since return follows risk, you could also be reducing your level of investment return. However, with the explosive growth in the stock market over the past several years, many investors' percentage of stocks and bonds has grown beyond their intended target levels. Now may be a good time to stand back and carefully evaluate your holdings.

At MMA, we believe in the wisdom of asset allocation. It is a very important determinant of long-term performance. Keep in mind that decisions related to asset allocation should always consider your time horizon, investment goals, and risk tolerance. Please contact your financial adviser if you have any questions about how asset allocation can be used in your particular situation.

FAREWELL TO J.B. MILLER

I would like to express my appreciation to J.B. Miller, past president of MMA Praxis Mutual Funds. J.B. recently accepted a new position in the financial services field outside MMA. His vision, dedication, keen marketing mind, and deep commitment to socially responsible investing will be hallmarks of his legacy as president of the MMA Praxis Mutual Funds. We wish him well in his new position. I look forward to assuming more of his responsibilities soon and carrying on the good work he has begun.

On behalf of MMA Praxis management and the support staff, thank you for your continued trust and confidence in MMA Praxis Mutual Funds. I realize many of you have entrusted us with the task of assisting you in meeting important financial planning goals. Please be assured of our commitment to work hard to fulfill these stewardship responsibilities.

Sincerely,

LOGO
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

-------
***"Is there a cost to being socially responsible in investing?" John B.
    Guerard, Jr., Director of Quantitative Research, Vantage Global Advisors, Inc.; from Journal of Investing, summer 1997.

****Past performance is no guarantee of future results.

MMA Praxis Mutual Funds

MMA PRAXIS INTERMEDIATE INCOME FUND
Interest rates finished the six-month period ending June 30 pretty much where they began the year. In between was a rally in early February, a sharp sell-off in late February through April, followed by another rally. Long-term bond yields have continued to trade at between 6.50 percent and 7.1 percent as they have for two years now.

The total return for the Intermediate Income Fund was 2.18 percent*. In comparison, the Lehman Corporate Intermediate Index return was 3.05 percent. The Lipper Intermediate Investment Grade Index was up 2.82 percent.

The bulk of the underperformance was due to the normal administration expenses of the fund plus the higher bond quality of the fund versus the Lehman benchmark.

                           Intermediate Income Fund
                         Value of a $10,000 Investment

---------------------------------------
     Average Annual Total Return
---------------------------------------
                       Since Inception
   Date      1 Year        (1/4/94)
---------------------------------------
 6/30/97     6.67%          4.78%
 6/30/97*    2.67%          4.28%
---------------------------------------


                  Label                  A             B            C
-------------------------------------------------------------------------------
Label                               CDSC        NO CDSC        Lehman Corporate
-------------------------------------------------------------------------------
    1           1/4/94                10000            10000            10000
-------------------------------------------------------------------------------
    2         12/31/94                 9225             9591             9734
-------------------------------------------------------------------------------
    3          6/30/95                10286            10682            10895
-------------------------------------------------------------------------------
    4         12/31/95                10867            11267            11582
-------------------------------------------------------------------------------
    5          6/30/96                10741            11032            11477
-------------------------------------------------------------------------------
    6         12/31/96                11221            11517            12043
-------------------------------------------------------------------------------
    7          6/30/97                11572            11768            12410
-------------------------------------------------------------------------------

   * Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a 4.00 percent contingent deferred sales charge. The Lehman Corporate Intermediate Index is an unmanaged index, generally representative of the intermediate corporate bond market. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

We have the portfolio volatility at 4.2 percent, which is in line with the Lehman benchmark. This means a 1 percent rise or fall in interest rates will cause the fund value to fall or rise 4.2 percent.

The average bond quality remains a very strong Aa3.

In the social investment area, we added International Multifoods, a flour miller and food services company, and we continued our pattern of heavy exposure to housing.

Looking ahead toward the rest of 1997, we expect interest rates to remain in the trading range of the last two years. We see no inflation problem during this time, so interest rates may test the lower end of the range in the short run. The key to second-half performance is how strong demand is for the remainder of the year. We expect some bounce back from a soft second quarter that should keep just enough concern in the markets to keep rates from falling much further. At the same time, the Federal Reserve Board will probably not do much before late 1997. If we are

MMA Praxis Mutual Funds
wrong and demand remains soft, interest rates could easily drop to 6.25 percent. At that point, mortgage refinancing could quickly recharge consumer's pocketbooks.

Our main focus will be on finding individual securities that have the potential to outperform the market. This is a difficult task in a market where quality spreads are very tight and additional yield is hard to come by.



Delmar King, Investment Manager
MMA Praxis Intermediate Income Fund


-------
* This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the six-month return would have been -1.80 percent for the Intermediate Income Fund.

MMA Praxis Mutual Funds

MMA PRAXIS GROWTH FUND

The stock market doesn't get any better than this--or does it? Standard & Poor's 500 Average was up another 20.6 percent for the first six months of 1997 following a 23.0 percent increase for 1996 and a 37.6 percent rise for 1995. At no time in the last 50 years has the S & P 500 had three consecutive years greater than 20 percent per year. However, not all mutual fund shareholders are sharing in this euphoria. According to Lipper Analytical Services, Inc., the average diversified stock fund was up only 13.0 percent year-to-date, while the average small stock fund was up 9.0 percent, The stock mutual funds lagged the S & P 500 by greater than 7 percent for the average diversified stock fund and 11 percent for the average small stock fund, respectively year-to-date.

                                  Growth Fund
                         Value of a $10,000 Investment

---------------------------------------
     Average Annual Total Return
---------------------------------------
                       Since Inception
   Date      1 Year        (1/4/94)
---------------------------------------
 6/30/97    28.29%         18.34%
 6/30/97*   24.29%         17.96%
---------------------------------------


                  Label                  A             B            C                    D
-------------------------------------------------------------------------------------------------
Label                               CDSC        NO CDSC          S&P 500            Domini 400
-------------------------------------------------------------------------------------------------
    1           1/4/94                10000            10000            10000             10000
-------------------------------------------------------------------------------------------------
    2         12/31/94                 9637            10026            10131             10018
-------------------------------------------------------------------------------------------------
    3          6/30/95                11568            11968            12177             12141
-------------------------------------------------------------------------------------------------
    4         12/31/95                12967            13367            13938             13845
-------------------------------------------------------------------------------------------------
    5          6/30/96                13725            14025            15345             15220
-------------------------------------------------------------------------------------------------
    6         12/31/96                15188            15488            17140             17125
-------------------------------------------------------------------------------------------------
    7          6/30/97                17792            17992            20664             20868
-------------------------------------------------------------------------------------------------

   * Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a 4.00 percent contingent deferred sales charge. The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances and without waiver of fees, the total return would have been lower.

The Growth Fund outperformed the average stock mutual fund, tracked by Lipper in the Growth and Income category, by 3.2 percent for the first half of 1997 with a return of 16.16 percent*. While analyzing the individual companies that make up the stock market, we find that of the 5,460 actively traded stocks, the average price return was only 8.4 percent. Once again, the largest of the mega-cap stocks were the best performing stocks within a very narrow market.

The top 10 holdings as of June 30, 1997 (composition subject to change) were Sigma-Aldrich (3.4%), Boston Scientific Corp (3.2%), Williams Co., Inc. (3.2%), SBC Communications (3.1%), Gannett Co., Inc. (3.1%), Albertsons, Inc. (3.1%), Deere & Company (3.0%), Pitney Bowes, Inc. (2.8%), Allstate (2.8%) and MCN Corp. (2.8%).

MMA Praxis Mutual Funds

ECONOMIC CONDITIONS COULD NOT BE BETTER

One of the most important forces behind the equity market is the increasing evidence the economy is slowing and inflation is all but dead. Inflation as measured by the Consumer Price Index (CPI) has been between 0 percent and 3.5 percent for the last 69 consecutive months. Some people, including Alan Greenspan, believe the CPI overstates the real inflation rate even at these low stated rates.

Corporate profits continue to be strong. We should see double-digit growth in profits in 1997 and single-digit growth rates in a range of 5 percent to 8 percent in 1998. While the earnings growth is slowing, the growth is positive and no recession is in sight.

Severe recessions have typically been caused by an inventory correction or by Federal Reserve Board tightening to ward off inflation. Inventory levels are less of a factor today because of the much improved information technology available to manage inventories more efficiently. At the same time, the Fed is unlikely to raise rates significantly because there is less likelihood of a boom or bust cycle. In addition, inflation is under control and real rates of interest are high. With everything going right in the economy, why can't the stock market keep going higher?

MARKET VALUATION

All this wonderful economic news seems to be more than priced into the stock prices for the large-cap segment of the market. While not all nifty fifty stocks are overpriced, we believe a number of the stocks are. In our opinion, while stocks like Procter & Gamble, Coca-Cola, and Gillette all seem expensive, they continue to do well in today's market. Some of these stocks are selling at record price/earnings ratios that have not been seen for the last 24 years. It has been easy to build a case that these types of stocks are fully priced but they keep going higher. How much longer? Many money managers have been underperforming the overall market because they have not owned enough nifty fifty stocks. We are no exception. We have been buying companies where we believe growth will continue and valuations are not extended. In this regard, we have been buying medium-sized companies and selling a number of the mega-cap companies. During the first six months, we started new positions in Pep Boys, Cisco Systems, Read-Rite, Williams Companies, Norwest, MCN, First Data Corp., and Boston Scientific. At the same time, we have sold our positions in McDonalds, Johnson & Johnson, Procter & Gamble, American International Group, Eli Lilly, Merck, and Intel Corp.

The current weighted average market cap size in MMA Praxis Growth Fund is $18.5 billion, whereas the S & P 500 is $51.4 billion. We find comfort with our investments in these companies and believe the price/earnings ratios, growth rates and valuations of these companies will be evident to other investors and perform well relative to the overall market going forward.

At times we have talked about the necessity to stick to our discipline and not wander from what has worked for us over the years. Today's enthusiasm for the nifty fifty stocks and influences of indexing are constant reminders to us to watch our valuations as we select the stocks for the portfolio. Our decisions are made with what we believe may be the ultimate potential for each individual company and to look past current trends that will likely be short lived.

INVESTOR SENTIMENT

One of my biggest worries is the extreme bullish sentiment of today's investors. Bullish sentiment as measured by Market Vain is at an all-time high. This is a positive affirmation for today's market, but, at the same time, is very scary for the contrarian side of us.

MMA Praxis Mutual Funds

In addition, we all know it has been a difficult time for stock market bears. Having as little as 10 percent cash in the portfolio has cost money managers 2 percent in return relative to the S & P 500. Many historians and money managers who were able to make a very strong case for a bear market in 1997 have all but given up and are starting to believe in the "new paradigm." Old-timers are beginning to look at the market and think maybe it is different this time and are questioning historical measurements. The slow inflationary growth, expanding earnings, declining interest rates and, of course, all of the money coming into the market from the baby boomers for retirement have fueled today's valuation levels. New justifications are running rampant. In all of this, we are seeing the last of the holdouts for a bear market throwing in the towel or at least being complacent with today's stock market.

To answer the original question of whether the stock market can go higher, the answer is yes or at least until something happens. It will likely be something totally unexpected and out of the blue. The old adage--buy low, sell high-- seems like a reasonable way to invest. As the prices of the nifty fifty continue to rise, we are going shopping elsewhere. Thank you for your confidence and placing your investments with the MMA Praxis Growth Fund.

Keith Yoder, Investment Manager MMA Praxis Growth Fund
-------
* This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the six-month return would have been 12.16 percent for the Growth Fund.

MMA Praxis Mutual Funds

MMA PRAXIS INTERNATIONAL FUND

MMA Praxis International Fund outperformed its benchmark, the Morgan Stanley Capital Index (MSCI) EAFE index, by approximately 270 basis points during the second quarter of 1997. Your portfolio was up 15.01* percent, whereas the EAFE benchmark was up 13.0 percent (with net dividends reinvested). The outperformance during the second quarter was primarily due to our overweight positions in strong markets like Hong Kong (+19.40 percent return in U.S. dollar terms), Spain (+21.60 percent return), and Japan (+23.5 percent return); underweight exposure in lagging markets like the United Kingdom (+7.17 percent return) and Singapore (-1.20 percent return); and excellent stock selection in Japan.

                              International Fund
                         Value of a $10,000 Investment

---------------------------------------
     Average Annual Total Return
---------------------------------------
                 Since Inception
   Date             (4/1/97)
---------------------------------
 6/30/97             15.01%
 6/30/97*            11.01%
---------------------------------------


                  Label                  A             B            C
-------------------------------------------------------------------------------
Label                               CDSC        NO CDSC              MSCI EAFE
-------------------------------------------------------------------------------
    1           1/4/94                10000            10000            10000
-------------------------------------------------------------------------------
    2          6/30/97                11101            11501            11300
-------------------------------------------------------------------------------

   * Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a 4.00 percent contingent deferred sales charge. The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the Fund's advisory or administrative fees. In such instances, and without waiver of fees, the total return would have been lower.

     International investing involves increased risk and volatility.

For the second quarter of 1997, the MSCI Pacific index (+18.7 percent in U.S. dollar terms) outperformed the MSCI Europe Index (+8.94 percent). Strong returns in Japan (+23.5 percent) and Hong Kong (+19.4 percent) were offset by weak performance in Malaysia (-12.1 percent) and Singapore (-1.2 percent). In Europe, the best performing markets were Spain (+21.6 percent), Switzerland (+18.8 percent) and Italy (+9.33 percent); while the worst performing were France (+2.7 percent) and Germany (+4.6 percent). The MSCI Emerging Markets Free index was up 7.7 percent, with MSCI EMF Latin America up 20.9 percent, and MSCI EMF Asia up only 1.0 percent. The portfolio's performance was enhanced by our exposure in these strong Latin American markets with positions in Telebras in Brazil and Telmex in Mexico.

Unlike the first quarter of 1997 where the U.S. dollar continued to strengthen against all major currencies, we saw the U.S. dollar weaken against the yen and sterling during the second quarter. The move in the yen occurred primarily in the month of May following remarks from Sakakibara ("Mr. Yen") that the dollar's rally had gone too far and he could see the yen back up to 105. Pound sterling gained against the dollar as U.K. interest rates moved higher.

MMA Praxis Mutual Funds

Against the Continental European currencies, the U.S. dollar strengthened as uncertainty over European Monetary Union (EMU) made the dollar a safe haven.

Japan's strong move during the quarter had a significant impact on performance given the portfolio's overweight position and positive contribution from stock selection. The market rebounded on the back of better-than-expected economic growth (expectations were very low due to the concern that the increase in the consumption tax would dampen economic activity); rumors that the Bank of Japan would allow a big bank to go bankrupt (marking a turning point in the financial crisis in Japan); and a technically oversold market. In terms of stock selection in Japan, the portfolio had an overweight position in the financial sector which proved to be beneficial: Mitsubishi Trust (+47.7 percent return--1.31 percent of the porfolio), Sumitomo Bank (+27.9 percent return--1.82 percent of the porfolio) and Sumitomo Trust (+24.2 percent return--1.34 percent of the porfolio) outperformed the MSCI Japan index (+14.1 percent return in local currency terms) by a wide margin. Other stocks that enhanced performance were Nippon Telephone & Telegraph (26.3 percent return--
1.99 percent of the porfolio), NTT Data (34.7 percent return--1.61 percent of the porfolio), Pioneer Electric (37.6 percent return--1.34 percent of the porfolio) and Rohm (+27.1 percent return--1.42 percent of the porfolio).

The top 10 holdings as of June 30, 1997 (composition subject to change) were Sony Corp. (3.8%), Volkswagon (3.3%), Stet Societa Finanziaria Telefonica (3.3%), Novartis REG (2.8%), Hoechst AG (2.7%), Astra A (2.7%), Fiat Spa (2.6%), Roche Holding (2.5%), Vodafone (2.4%) and ASDA Group (2.4%).


In Europe, the U.K. and French markets were volatile before and after the election results. In the U.K., Tony Blair's victory was not a surprise, but concern over higher interest rates and a tough budget negatively impacted sentiment. The strength of sterling is still resulting in earnings downgrades for the export sector. In France, the come-from-behind Socialist victory was a shock. The market discounted this possibility during the last two weeks of May (between the first and second rounds of the election). Concerns about the Socialists making radical policy changes and delaying or even ending EMU were overdone as it became quite evident after the election that the Socialists would be forced by the markets to be more moderate in their ways. The market was up 8.3 percent in U.S. dollar terms in June after having negative performance in April and May. In Europe, the portfolio is overweight in France, Germany, Italy, Spain and Sweden.

Looking forward, we remain optimistic for equity markets in the medium term. In Europe, we believe that EMU will happen; however, in a slightly weaker form. We remain overweight in Italy and Spain because we expect them to participate in the first round of EMU, which will positively impact their bond and equity markets. We are also moving to a more overweight position in France because we are finding excellent value in certain stocks and we think concerns over the new Socialist government are still overdone. We view any weakness in France as a good buying opportunity. In Japan, economic recovery is proving to be stronger than the consensus expected. Earnings growth should be positive, but inflation should be non-existent allowing interest rates to remain at these low levels. We are presently in the process of reducing our exposure in some of the financial stocks in Japan as these stocks have had significant moves and have almost fully discounted the positive newsflow.

Oechsle International Advisors, L.P. MMA Praxis International Fund
-------
* This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the since-inception (April 1, 1997) return would have been 11.10 percent for the International Fund.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 12

                            Statements of Operations
                                    Page 13

                      Statements of Changes in Net Assets
                                    Page 14

                       Schedules of Portfolio Investments
                                    Page 15

                         Notes to Financial Statements
                                    Page 23

                              Financial Highlights
                                    Page 29

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                         INTERMEDIATE
                                            INCOME       GROWTH     INTERNATIONAL
                                             FUND         FUND          FUND
                                         ------------  -----------  -------------
ASSETS:
Investments, at value (Cost $29,129,104
 and $67,146,972 and
 $6,380,332, respectively).............  $29,303,868   $83,213,485   $7,240,987
                                         -----------   -----------   ----------
Cash...................................           --       119,056      558,612
Interest and dividends receivable......      460,994        70,285        6,986
Receivable for capital shares issued...           10         1,278       10,000
Receivable for investments sold........          316            --       30,643
Foreign currency (Cost $24,488)........           --            --       26,143
Tax reclaim receivable.................           --            --        2,910
Receivable from Investment Adviser.....           --            --       41,302
Unamortized organization costs.........       10,170         9,880       16,139
Prepaid expenses.......................        9,580        43,265       11,085
                                         -----------   -----------   ----------
    Total Assets.......................   29,784,938    83,457,249    7,944,807
                                         -----------   -----------   ----------
LIABILITIES:
Cash overdraft.........................       53,375            --           --
Accrued expenses and other payables:
  Investment advisory fees.............        5,014        51,638        3,057
  Administration fees..................          548           914          547
  Distribution fees....................        1,219        28,006           33
  Shareholder service fees.............        1,943         5,011          314
  Trustees' fees.......................        2,458         5,526          161
  Legal and audit fees.................        1,975         1,392        6,757
  Custodian and accounting fees........       11,659        10,779        4,554
  Printing costs.......................        3,043         3,799        2,380
  Other................................        2,745         3,889        6,157
                                         -----------   -----------   ----------
    Total Liabilities..................       83,979       110,954       23,960
                                         -----------   -----------   ----------
NET ASSETS:
Capital................................   29,790,819    62,743,898    6,997,800
Undistributed (distributions in excess
of) net investment income..............       48,846       (10,387)       3,346
Net unrealized appreciation from
investments and translation
 of assets and liabilities in foreign
currency...............................      174,764    16,066,513      862,133
Accumulated undistributed net realized
gains (losses)
 from investments and foreign currency
transactions...........................     (313,470)    4,546,271       57,568
                                         -----------   -----------   ----------
    Net Assets.........................  $29,700,959   $83,346,295   $7,920,847
                                         ===========   ===========   ==========
Outstanding units of beneficial
interest (shares)......................    3,034,268     5,298,288      688,920
                                         ===========   ===========   ==========
Net asset value--offering price per
share*.................................  $      9.79   $     15.73   $    11.50
                                         ===========   ===========   ==========

-------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                         INTERMEDIATE
                                            INCOME      GROWTH     INTERNATIONAL
                                             FUND        FUND          FUND
                                         ------------ -----------  -------------
                                          SIX MONTHS  SIX MONTHS   APRIL 1, 1997
                                            ENDED        ENDED        THROUGH
                                           JUNE 30,    JUNE 30,      JUNE 30,
                                             1997        1997        1997 (A)
                                         ------------ -----------  -------------
INVESTMENT INCOME:
Interest income........................   $ 979,044   $   173,741    $  5,278
Dividend income........................          --       569,770      35,451
Foreign tax withholding................          --            --      (5,286)
                                          ---------   -----------    --------
  Total Income.........................     979,044       743,511      35,443
                                          ---------   -----------    --------
EXPENSES:
Investment advisory fees...............      71,464       262,952      14,044
Administration fees....................      24,698        36,284      25,000
Distribution fees......................     142,928       355,340      15,605
Shareholder service fees...............      35,732        88,835       3,901
Custodian and accounting fees..........      25,741        24,501      16,062
Legal and audit fees...................       9,226        21,904       6,757
Organization costs.....................       3,441         3,258       4,452
Trustees' fees and expenses............       4,694        10,814         480
Transfer agent fees....................      30,493        76,080      13,284
Registration and filing fees...........      13,116        21,238       7,205
Printing costs.........................       7,234        14,115       2,374
Other..................................       1,496         1,974         669
                                          ---------   -----------    --------
  Total expenses before reimbursement
   from investment adviser and
   voluntary reductions................     370,263       917,295     109,833
  Expenses voluntarily reduced and/or
   reimbursed..........................    (211,075)     (302,366)    (78,427)
  Expenses paid by third parties.......      (2,102)       (2,945)         --
                                          ---------   -----------    --------
  Total Expenses.......................     157,086       611,984      31,406
                                          ---------   -----------    --------
Net Investment Income..................     821,958       131,527       4,037
                                          ---------   -----------    --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
investment transactions................     (22,575)    3,591,722      65,746
Net realized loss from foreign currency
transactions...........................          --            --      (8,178)
Net change in unrealized appreciation
(depreciation) from investments........    (177,503)    7,252,930     860,655
Net change in unrealized appreciation
from foreign currency transactions.....          --            --       1,478
                                          ---------   -----------    --------
Net realized/unrealized gains (losses)
from investments.......................    (200,078)   10,844,652     919,701
                                          ---------   -----------    --------
Change in net assets resulting from
operations.............................   $ 621,880   $10,976,179    $923,738
                                          =========   ===========    ========

-------
(a) Period from commencement of operations.


                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                          INTERMEDIATE INCOME FUND         GROWTH FUND          INTERNATIONAL FUND
                          -------------------------  -------------------------  ------------------
                          SIX MONTHS       YEAR      SIX MONTHS       YEAR        APRIL 1, 1997
                             ENDED        ENDED         ENDED        ENDED           THROUGH
                           JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,       JUNE 30,
                             1997          1996         1997          1996           1997 (A)
                          -----------  ------------  -----------  ------------  ------------------
                          (UNAUDITED)                (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income..  $   821,958  $ 1,400,778   $   131,527  $   274,780       $    4,037
 Net realized gains
  (losses) from
  investment transac-
  tions.................      (22,575)      21,386     3,591,722    2,178,561           65,746
 Net realized loss from
  foreign currency
  transactions..........           --           --            --           --           (8,178)
 Net change in
  unrealized apprecia-
  tion (depreciation)
  from investments......     (177,503)    (776,579)    7,252,930    4,711,729          860,655
 Net change in
  unrealized apprecia-
  tion from foreign
  currency
  transactions..........           --           --            --           --            1,478
                          -----------  -----------   -----------  -----------       ----------
Change in net assets re-
 sulting from
 operations.............      621,880      645,585    10,976,179    7,165,070          923,738
                          -----------  -----------   -----------  -----------       ----------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come..................     (772,824)  (1,400,778)     (157,283)    (264,757)            (691)
 In excess of net in-
  vestment income.......           --       (5,243)           --           --               --
 From net realized gains
  from investment
  transactions..........           --           --            --   (1,413,536)              --
 Tax return of capital..           --       (2,071)           --           --               --
                          -----------  -----------   -----------  -----------       ----------
Change in net assets
 from distributions to
 shareholders...........     (772,824)  (1,408,092)     (157,283)  (1,678,293)            (691)
                          -----------  -----------   -----------  -----------       ----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    3,328,435    6,287,831    16,097,460   25,680,520        6,997,800
 Dividends reinvested...      329,461      399,174       131,560    2,481,464               --
 Cost of shares re-
  deemed................   (1,374,001)  (1,826,138)   (2,608,350)  (5,647,554)              --
                          -----------  -----------   -----------  -----------       ----------
Change in net assets
 from capital transac-
 tions..................    2,283,895    4,860,867    13,620,670   22,514,430        6,997,800
                          -----------  -----------   -----------  -----------       ----------
Change in net assets....    2,132,951    4,098,360    24,439,566   28,001,207        7,920,847
NET ASSETS:
 Beginning of period....   27,568,008   23,469,648    58,906,729   30,905,522               --
                          -----------  -----------   -----------  -----------       ----------
 End of period..........  $29,700,959  $27,568,008   $83,346,295  $58,906,729       $7,920,847
                          ===========  ===========   ===========  ===========       ==========
SHARE TRANSACTIONS:
 Issued.................      340,715      638,171     1,123,335    2,024,654          688,920
 Reinvested.............       33,796       40,632         9,492      194,454               --
 Redeemed...............     (141,111)    (186,152)     (175,005)    (438,149)              --
                          -----------  -----------   -----------  -----------       ----------
Change in shares........      233,400      492,651       957,822    1,780,959          688,920
                          ===========  ===========   ===========  ===========       ==========

-------
(a) Period from commencement of operations.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (3.6%):
   250,000 American Express Master Trust, 7.85%, 8/15/05.........   $   264,263
   300,000 Chemical Master Credit Card Trust 1, 6.23%, 4/15/05...       294,906
   250,000 Circuit City Credit Card Master Trust, 8.00%,
            11/15/03.............................................       259,580
   250,000 Standard Credit Card Master Trust, 7.25%, 4/7/08......       254,967
                                                                    -----------
  Total Asset Backed Securities                                       1,073,716
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (1.7%):
   500,000 Vendee Mortgage Trust, 6.75%, 3/15/06.................       495,190
                                                                    -----------
  Total Collateralized Mortgage Obligations                             495,190
                                                                    -----------
 CORPORATE BONDS (51.1%):
 Banking (4.6%):
   500,000 Banc One, 7.25%, 8/1/02...............................       507,500
   350,000 Nations Bank Corp., 7.00%, 9/15/01....................       351,750
   500,000 Suntrust Banks, Inc., 7.38%, 7/1/06...................       509,375
                                                                    -----------
                                                                      1,368,625
                                                                    -----------
 Financial Services (4.0%):
   500,000 W.R. Berkley Corp., 6.25%, 1/15/06....................       465,625
   400,000 Protective Life, 7.95%, 7/1/04........................       411,500
   300,000 US Life Corp., 6.75%, 1/15/98.........................       301,449
                                                                    -----------
                                                                      1,178,574
                                                                    -----------
 Industrial Goods & Services (6.0%):
   300,000 NGC Corp., 6.75%, 12/15/05............................       291,750
   250,000 Potash Corp., 7.13%, 6/15/07..........................       249,063
   250,000 Rite Aid Corp., 7.13%, 1/15/07........................       247,500
   500,000 Witco Corp., 6.60%, 4/1/03............................       491,875
   500,000 Worthington Industries, 7.13%, 5/15/06................       502,500
                                                                    -----------
                                                                      1,782,688
                                                                    -----------
 Insurance (2.2%):
   250,000 Allstate Corp., 6.75%, 6/15/03........................       244,375
   165,000 Chubb Corp., 8.75%, 11/15/99..........................       173,456
   250,000 Harleysville Group, 6.75%, 11/15/03...................       244,688
                                                                    -----------
                                                                        662,519
                                                                    -----------

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Machinery & Equipment (0.9%):
   250,000 John Deere Capital Corp., 8.63%, 8/1/19 *..............   $   264,375
                                                                     -----------
 Office Equipment & Services (3.0%):
   500,000 Pitney Bowes, 9.25%, 6/15/08 *.........................       583,750
   300,000 Xerox Credit Corp., 10.00%, 4/1/99.....................       316,875
                                                                     -----------
                                                                         900,625
                                                                     -----------
 Oil & Gas Exploration & Production Services (1.8%):
   250,000 Burlington Resources, 9.63%, 6/15/00...................       270,000
   250,000 Louisiana Land & Exploration, 8.25%, 6/15/02...........       257,500
                                                                     -----------
                                                                         527,500
                                                                     -----------
 Oil & Gas Transmission (2.5%):
   355,000 Atlantic Richfield Co., 10.25%,
            7/2/00 *..............................................       361,213
   250,000 El Paso Natural Gas, 9.45%, 9/1/99.....................       264,062
   100,000 Questar Pipeline Co., 9.88%, 6/1/20 *..................       110,875
                                                                     -----------
                                                                         736,150
                                                                     -----------
 Paper Products (0.9%):
   250,000 Westvaco Corp., 10.25%, 7/1/18 *.......................       264,062
                                                                     -----------
 Pharmaceuticals (0.9%):
   250,000 Eli Lilly, 8.38%, 12/1/06..............................       274,062
                                                                     -----------
 Railroads (1.7%):
   250,000 Consolidated Railroad Co., 9.75%, 6/1/00...............       270,312
   250,000 Union Pacific Co., 6.00%, 9/1/03.......................       234,063
                                                                     -----------
                                                                         504,375
                                                                     -----------
 Retail Stores (4.2%):
   250,000 Kohl's Corp., 6.70%, 2/1/06............................       241,875
   250,000 Lowe's Co., 6.38%, 12/15/05............................       239,062
   500,000 J C Penney & Co., 7.25%, 4/1/02........................       507,500
   260,000 Supervalu, Inc., 7.80%, 11/15/02.......................       269,100
                                                                     -----------
                                                                       1,257,537
                                                                     -----------
 Savings & Loans (0.9%):
   250,000 Golden West Financial, 10.25%, 12/1/00.................       276,562
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Supermarkets (0.9%):
   250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04.........   $   279,687
                                                                     -----------
 Textile Products (0.9%):
   250,000 V F Corp., 7.60%, 4/1/04 *.............................       252,500
                                                                     -----------
 Transportation & Shipping (1.9%):
   250,000 General American Transportation, 8.63%, 12/1/04........       270,000
   300,000 Union Tank Car, 7.13%, 2/1/07..........................       298,875
                                                                     -----------
                                                                         568,875
                                                                     -----------
 Utilities--Electric (5.8%):
   250,000 Alabama Power Co., 7.00%, 1/1/03 *.....................       250,625
   450,000 Allegheny Generating Co., 5.63%, 9/1/03................       420,750
   250,000 Florida Power & Electric, 6.88%, 4/1/04................       247,813
   300,000 Iowa Electric Light & Power Co., 8.63%, 5/15/01........       318,375
   250,000 Pennsylvania Power & Light Co., 7.75%, 5/1/02..........       259,375
   250,000 Potomac Electric Power Co., 5.00%, 9/1/02..............       229,688
                                                                     -----------
                                                                       1,726,626
                                                                     -----------
 Utilities--Gas (1.8%):
   250,000 Equitable Resources, 7.50%, 7/1/99.....................       255,313
   250,000 Southern Natural Gas, 8.88%, 2/15/01...................       266,875
                                                                     -----------
                                                                         522,188
                                                                     -----------
 Utilities--Gas & Electric (2.6%):
   250,000 Baltimore Gas & Electric Co., 8.38%, 8/15/01...........       264,063
   250,000 Pacific Gas & Electric Co., 9.06%, 12/15/97............       253,438
   246,000 Public Service Electric Co., 6.00%, 7/1/98.............       245,692
                                                                     -----------
                                                                         763,193
                                                                     -----------
 Utilities--Telephone (3.6%):
   500,000 Mountain States Telephone, 9.50%, 5/1/00...............       537,500
   250,000 Northwestern Bell Telephone, 9.50%, 5/1/00.............       267,812

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Utilities--Telephone, continued:
   250,000 Southern New England Telephone, 7.13%, 8/1/07..........   $   251,563
                                                                     -----------
                                                                       1,056,875
                                                                     -----------
  Total Corporate Bonds                                               15,167,598
                                                                     -----------
 MEDIUM TERM NOTES (4.7%):
 Finance (0.9%):
   250,000 Capital Holding Corp., 9.27%, 5/7/01...................       270,313
                                                                     -----------
 Industrial (0.8%):
   250,000 International Multifoods, 6.71%, 10/5/00...............       247,500
                                                                     -----------
 Pharmaceuticals (0.8%):
   250,000 SmithKline Beecham Corp., 7.50%, 5/1/02 *..............       252,188
                                                                     -----------
 Utilities--Electric (2.1%):
   250,000 Kentucky Power, 6.65%, 5/1/03..........................       244,375
   400,000 Southwestern Bell Capital, 6.62%, 11/27/06.............       386,000
                                                                     -----------
                                                                         630,375
                                                                     -----------
  Total Medium Term Notes                                              1,400,376
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (37.6%):
 Export Funding Trust:
   200,000 7.89%, 2/15/05.........................................       208,286
 Federal Home Loan Mortgage Corp.:
   192,273 6.50%, 12/1/99.........................................       190,779
 1,000,000 5.78%, 10/22/03........................................       946,030
   250,000 7.50%, 10/25/04........................................       255,400
   500,000 6.00%, 8/15/07, CMO....................................       488,635
   488,246 7.00%, 11/1/07.........................................       487,918
   523,370 7.00%, 7/1/15..........................................       514,294
   480,253 6.50%, 11/1/15.........................................       460,816
   516,189 7.00%, 4/1/16..........................................       507,057
 Federal National Mortgage Association:
 1,000,000 5.68%, 10/2/01.........................................     1,001,530
   497,652 6.47%, 12/1/01.........................................       491,138
 1,000,000 6.83%, 5/1/02..........................................     1,012,540
   246,305 7.03%, 9/1/05..........................................       247,379
   297,158 6.71%, 5/1/06..........................................       295,497
   450,000 7.38%, 9/1/06..........................................       460,125
   650,000 6.50%, 10/25/06, CMO...................................       646,731
   497,465 7.45%, 10/1/11.........................................       504,768

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Association, continued:
   250,000 7.30%, 8/17/18..........................................  $   253,320
   351,000 7.75%, 9/17/23..........................................      359,007
 Government National Mortgage Association:
   389,865 6.50%, 11/15/10, Pool # 417766..........................      388,204
   301,858 7.50%, 2/15/23, Pool # 328498...........................      301,303
   493,893 7.00%, 3/15/26, Pool # 398518...........................      485,280

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Small Business Administration:
   168,573 6.00%, 9/25/18, Pool # 502410 .........................   $   168,986
   496,934 7.35%, 8/1/05, SBIC 95-C ..............................       491,965
                                                                     -----------
  Total U.S. Government Agencies                                      11,166,988
                                                                     -----------
  Total (Cost--$29,129,104)(a)                                       $29,303,868
                                                                     ===========

-------
Percentages indicated are based on net assets of $29,700,959.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........... $400,953
   Unrealized
   depreciation........... (226,189)
                           --------
   Net unrealized
   appreciation........... $174,764
                           ========

* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods of less than one year.

CMO--Collateralized Mortgage Obligation


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (94.5%):
 Automotive Parts (2.0%):
    50,000 Pep Boys Manny, Moe & Jack.............................   $ 1,703,125
                                                                     -----------
 Banks (8.5%):
    22,500 AmSouth Bankcorp.......................................       850,781
    30,000 BankAmerica Corp.......................................     1,936,875
    34,000 First Chicago Corp.....................................     2,057,000
    28,000 Keycorp................................................     1,564,500
    12,000 Norwest Corp...........................................       675,000
                                                                     -----------
                                                                       7,084,156
                                                                     -----------
 Building Materials (1.7%):
    35,000 Masco Corp.............................................     1,461,250
                                                                     -----------
 Chemicals--General (4.7%):
    13,000 Air Products & Chemicals, Inc..........................     1,056,250
    81,000 Sigma-Aldrich..........................................     2,840,063
                                                                     -----------
                                                                       3,896,313
                                                                     -----------
 Computers & Peripherals (6.1%):
    34,000 Cisco Systems (b)......................................     2,282,250
    36,000 Hewlett-Packard Co.....................................     2,016,000
    40,000 Read-Rite Corp. (b)....................................       835,000
                                                                     -----------
                                                                       5,133,250
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (1.8%):
    50,000 Sonoco Products Co.....................................     1,521,875
                                                                     -----------
 Electronic & Electrical--General (4.6%):
    32,000 Emerson Electric Co....................................     1,762,000
    40,200 Thomas & Betts Corp....................................     2,113,013
                                                                     -----------
                                                                       3,875,013
                                                                     -----------
 Environmental Control (1.7%):
    31,900 Ionics, Inc. (b).......................................     1,451,450
                                                                     -----------
 Financial Services (2.4%):
    45,000 Federal National Mortgage Assoc........................     1,963,125
                                                                     -----------
 Food Distributors & Wholesalers (5.7%):
    70,000 Albertsons, Inc........................................     2,555,000
    61,000 Sysco Corp.............................................     2,226,500
                                                                     -----------
                                                                       4,781,500
                                                                     -----------
 Forest Products--Lumber, Paper (2.4%):
    28,000 Willamette Industries, Inc.............................     1,960,000
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Heavy Machinery--Industrial, Farm, Construction (3.0%):
    45,000 Deere & Co.............................................   $ 2,469,375
                                                                     -----------
 Insurance--Property, Casualty, Health (5.5%):
    32,000 Allstate Corp..........................................     2,336,000
    33,000 Chubb Corp.............................................     2,206,875
                                                                     -----------
                                                                       4,542,875
                                                                     -----------
 Medical Supplies (6.7%):
    47,000 Biomet, Inc. (b).......................................       875,375
    43,000 Boston Scientific Corp. (b)............................     2,641,812
    54,000 St. Jude Medical, Inc. (b).............................     2,106,000
                                                                     -----------
                                                                       5,623,187
                                                                     -----------
 Newspapers (3.1%):
    26,000 Gannett Co., Inc.......................................     2,567,500
                                                                     -----------
 Office Equipment & Supplies (2.8%):
    33,000 Pitney Bowes, Inc......................................     2,351,250
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (10.1%):
    26,000 Amoco Corp.............................................     2,260,375
    33,000 Anadarko Petroleum.....................................     1,980,000
    22,000 Atlantic Richfield Co..................................     1,551,000
    60,000 Williams Co., Inc......................................     2,625,000
                                                                     -----------
                                                                       8,416,375
                                                                     -----------
 Pharmaceuticals (2.3%):
    65,000 Alza Corp., Class A (b)................................     1,880,937
                                                                     -----------
 Precision Instruments & Related (1.5%):
    25,000 Dionex Corp. (b).......................................     1,281,250
                                                                     -----------
 Publishing (0.6%):
    13,200 R.R. Donnelley & Sons Co...............................       483,450
                                                                     -----------
 Retail (3.7%):
    45,000 Lowes Cos., Inc........................................     1,670,625
    30,000 May Department Stores..................................     1,417,500
                                                                     -----------
                                                                       3,088,125
                                                                     -----------
 Software & Computer Services (1.6%):
    30,000 First Data Corp........................................     1,318,125
                                                                     -----------
 Textile Manufacturing (1.0%):
     9,500 V. F. Corp.............................................       808,688
                                                                     -----------
 Trucks--Manufacturing (2.2%):
    65,000 Wabash National Corp...................................     1,811,875
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Natural Gas (5.7%):
    30,000 Consolidated Natural Gas...............................   $ 1,614,375
    15,000 El Paso Natural Gas....................................       825,000
    75,000 MCN Corp...............................................     2,296,875
                                                                     -----------
                                                                       4,736,250
                                                                     -----------
 Utilities--Telecommunications (3.1%):
    42,000 SBC Communications.....................................     2,598,750
                                                                     -----------
  Total Common Stocks                                                 78,809,069
                                                                     -----------
 PREFERRED STOCKS (0.3%):
 Financial Services:
    10,000 American General Capital, 8.13%, 9/30/25...............       256,250
                                                                     -----------
  Total Preferred Stocks                                                 256,250
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 REAL ESTATE INVESTMENT TRUST (0.9%):
    18,600 Duke Realty Investments, Inc...........................   $   753,300
                                                                     -----------
  Total Real Estate Investment Trust                                     753,300
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (4.1%):
 Federal National Mortgage Association:
 3,400,000 7/10/97................................................     3,394,866
                                                                     -----------
  Total U.S. Government Agencies                                       3,394,866
                                                                     -----------
  Total (Cost--$67,146,972)(a)                                       $83,213,485
                                                                     ===========

-------
Percentages indicated are based on net assets of $83,346,295.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation......... $16,434,122
   Unrealized
   depreciation.........    (367,609)
                         -----------
   Net unrealized
   appreciation......... $16,066,513
                         ===========

(b) Non-income producing securities.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- ----------------------------------------------------------   ----------
 COMMON STOCKS (91.4%):
 AUSTRALIA (1.6%):
 Banking (0.9%):
   9,554 Australia & New Zealand Banking Group.....................   $   70,858
                                                                      ----------
 Diversified Minerals (0.8%):
   9,554 WMC Limited (b)...........................................       59,763
                                                                      ----------
  Total Australia                                                        130,621
                                                                      ----------
 BRAZIL (1.1%):
 Utilities--Telecommunications (1.1%):
     600 Telebras ADR (b)..........................................       91,050
                                                                      ----------
  Total Brazil                                                            91,050
                                                                      ----------
 CANADA (0.6%):
 Precious Metals (0.6%):
   3,900 Echo Bay Mines Ltd. (b)...................................       22,425
   1,500 Placer Dome, Inc..........................................       24,563
                                                                      ----------
  Total Canada                                                            46,988
                                                                      ----------
 FRANCE (7.3%):
 Automotive Components (0.9%):
   1,124 Valeo.....................................................       69,880
                                                                      ----------
 Electrical & Machinery (2.0%):
   2,937 Schneider S.A. (b)........................................      156,482
                                                                      ----------
 Machinery & Engineering (0.6%):
     611 Sidel.....................................................       47,353
                                                                      ----------
 Utilities--Water (3.8%):
   1,204 CIE Generale Des Eaux (b).................................      154,424
   1,480 Suez-Lyonnaise De Eaux....................................      149,237
                                                                      ----------
                                                                         303,661
                                                                      ----------
  Total France                                                           577,376
                                                                      ----------
 GERMANY (8.6%):
 Automotive (3.0%):
     315 Volkswagen, 50............................................      238,980
                                                                      ----------
 Banking (1.1%):
   1,514 Deutsche Bank.............................................       88,970
                                                                      ----------
 Chemicals (2.5%):
   4,640 Hoechst AG................................................      196,780
                                                                      ----------
 Machinery & Engineering (2.0%):
     352 Mannesmann AG.............................................      157,362
                                                                      ----------
  Total Germany                                                          682,092
                                                                      ----------

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- ----------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 HONG KONG (4.1%):
 Banking (0.8%):
   4,700 Hang Seng Bank (b)........................................   $   67,036
                                                                      ----------
 Real Estate (3.3%):
  12,000 Hutchison Whampoa.........................................      103,778
  14,000 New World Development Co. Ltd.............................       83,487
   6,000 Sun Hung Kai Properties Ltd...............................       72,219
                                                                      ----------
                                                                         259,484
                                                                      ----------
  Total Hong Kong                                                        326,520
                                                                      ----------
 ITALY (7.5%):
 Automotive (2.3%):
  51,122 Fiat SpA (b)..............................................      183,877
                                                                      ----------
 Insurance (0.8%):
  44,091 Istituto Nazionale Delle Assicurazioni (b)................       67,115
                                                                      ----------
 Rubber & Rubber Products (1.3%):
  41,573 Pirelli SpA...............................................      102,864
                                                                      ----------
 Utilities--Telecommunications (3.0%):
  40,909 Stet Societa Finanziaria Telefonica SpA...................      238,025
                                                                      ----------
  Total Italy                                                            591,881
                                                                      ----------
 JAPAN (28.2%):
 Automotive (1.7%):
  17,000 Nissan Motor Co., Ltd. (b)................................      132,072
                                                                      ----------
 Banking (4.1%):
   6,000 Mitsubishi Trust & Banking (b)............................       94,905
   8,000 Sumitomo Bank (b).........................................      131,434
   9,000 Sumitomo Trust & Banking (b)..............................       96,740
                                                                      ----------
                                                                         323,079
                                                                      ----------
 Building & Construction (1.0%):
   1,000 Daiwa House Industry Co. (b)..............................       12,235
   6,000 Obayashi Corp. (b)........................................       40,217
   6,000 Taisei Corp. (b)..........................................       27,842
                                                                      ----------
                                                                          80,294
                                                                      ----------
 Brokerage Services (2.1%):
  12,000 Daiwa Securities (b)......................................       94,800
   5,000 Nomura Securities Co. Ltd. (b)............................       69,038
                                                                      ----------
                                                                         163,838
                                                                      ----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- ----------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Computer Software & Services (2.8%):
       3 NTT Data (b)..............................................   $  116,141
   1,000 Rohm Co. (b)..............................................      103,120
                                                                      ----------
                                                                         219,261
                                                                      ----------
 Electrical & Electronic (8.7%):
   1,400 Kyocera Corp. (b).........................................      111,334
   1,000 Murata Mfg. Co. (b).......................................       39,850
   3,000 NEC (b)...................................................       41,947
   4,000 Pioneer Electronic Corp. (b)..............................       97,177
   9,000 Sharp Corp. (b)...........................................      124,268
   3,100 Sony Corp. (b)............................................      270,637
                                                                      ----------
                                                                         685,213
                                                                      ----------
 Office Equipment (0.7%):
   2,000 Canon Inc.................................................       54,531
                                                                      ----------
 Real Estate (1.9%):
  17,000 Sumitomo Realty & Development (b).........................      150,048
                                                                      ----------
 Retail (1.7%):
   2,000 Ito Yokado Co. (b)........................................      116,228
   2,000 Matsuzakaya (b)...........................................       14,786
                                                                      ----------
                                                                         131,014
                                                                      ----------
 Steel (1.5%):
   2,000 Hitachi Metals Ltd. (b)...................................       14,594
  22,000 Nippon Steel (b)..........................................       70,366
  15,000 NKK Corp. (b).............................................       32,247
                                                                      ----------
                                                                         117,207
                                                                      ----------
 Utilities--Telecommunications (2.2%):
       4 DDI Corp. (b).............................................       29,573
      15 Nippon Telephone & Telegraph (b)..........................      144,193
                                                                      ----------
                                                                         173,766
                                                                      ----------
  Total Japan                                                          2,230,323
                                                                      ----------
 MALAYSIA (1.7%):
 Diversified (1.7%):
 103,000 Renong Berhad (b).........................................      134,667
                                                                      ----------
  Total Malaysia                                                         134,667
                                                                      ----------

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- ----------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 MEXICO (1.0%):
 Utilities--Telecommunications (1.0%):
   1,700 Telefonos De Mexico ADR...................................   $   81,175
                                                                      ----------
  Total Mexico                                                            81,175
                                                                      ----------
 NETHERLANDS (6.1%):
 Banking (1.4%):
   2,456 Ing Groep N.V.............................................      113,441
                                                                      ----------
 Electrical & Electronic (2.0%):
   2,190 Philips Electronics (b)...................................      157,153
                                                                      ----------
 Publishing (2.7%):
   7,601 Verenigde Nederlandse Uitgeversbedrijven..................      168,366
     366 Wolters Kluwer............................................       44,645
                                                                      ----------
                                                                         213,011
                                                                      ----------
  Total Netherlands                                                      483,605
                                                                      ----------
 SINGAPORE (0.6%):
 Banking (0.6%):
   2,000 Development Bank of Singapore.............................       25,177
   2,400 OCBC Foreign..............................................       24,842
                                                                      ----------
  Total Singapore                                                         50,019
                                                                      ----------
 SPAIN (3.8%):
 Utilities--Electric (2.1%):
   1,934 Empresa Nacional De Electricidad,
          S.A. (b).................................................      162,668
                                                                      ----------
 Utilities--Telecommunications (1.8%):
   4,786 Telefonica De Espana......................................      138,630
                                                                      ----------
  Total Spain                                                            301,298
                                                                      ----------
 SWEDEN (2.4%):
 Pharmaceuticals (2.4%):
  10,326 Astra A Free..............................................      192,301
                                                                      ----------
  Total Sweden                                                           192,301
                                                                      ----------
 SWITZERLAND (5.7%):
 Chemicals (0.9%):
     742 CIBA Specialty Chemicals (b)..............................       68,711
                                                                      ----------
 Pharmaceuticals (4.8%):
     124 Novartis AG REG...........................................      198,522
      20 Roche Holding AG-Genussshein..............................      181,157
                                                                      ----------
                                                                         379,679
                                                                      ----------
  Total Switzerland                                                      448,390
                                                                      ----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- ----------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 UNITED KINGDOM (11.0%):
 Chemicals (2.9%):
   8,815 BOC Group PLC.............................................   $  153,310
   5,600 Imperial Chemical Industries PLC (b)......................       77,730
                                                                      ----------
                                                                         231,040
                                                                      ----------
 Diversified (0.6%):
  13,156 BTR PLC (b)...............................................       44,995
                                                                      ----------
 Retail (2.2%):
  84,391 ASDA Group PLC (b)........................................      174,160
                                                                      ----------

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- ----------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 UNITED KINGDOM, CONTINUED:
 Utilities--Telecommunications (5.3%):
  11,127 Cable Wireless............................................   $  102,316
  17,213 Carlton Communications PLC (b)............................      145,387
  35,904 Vodafone..................................................      174,783
                                                                      ----------
                                                                         422,486
                                                                      ----------
  Total United Kingdom                                                   872,681
                                                                      ----------
  Total Common Stocks                                                  7,240,987
                                                                      ----------
  Total (Cost--$6,380,332)(a)                                         $7,240,987
                                                                      ==========

-------
Percentages indicated are based on net assets of $7,920,847.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $922,832
   Unrealized depreciation.   (62,177)
                             --------
   Net unrealized
   appreciation............  $860,655
                             ========

(b) Non-income producing security.

ADR America Depository Receipt
PLC Public Liability Company


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

1. ORGANIZATION:

   The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997. Between the date of organization and the date of commencement of operations the Funds had no operations other than those relating to organizational matters, including the issuance on December 28, 1993 of 5,000 shares of the Intermediate Income Fund and 5,000 shares of the Growth Fund at $10.00 per share, also the issuance on April 1, 1997 of 5,000 shares of the International Fund at $10.00 per share to the Mennonite Mutual Aid Association.

   The investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective. Under normal market conditions, this Fund will invest substantially all, but in no event less than 65% of its total assets in fixed income securities. The investment objective of the Growth Fund is to seek capital appreciation with current income as a secondary objective. This Fund invests primarily in undervalued securities of medium to large capitalization companies. The investment objective of the International Fund is capital appreciation. Current income is a secondary objective. This Fund will invest at least 65% of the value of its total assets in equity securities of foreign companies.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Fund investments in common and preferred stocks, corporate bonds, commercial paper, municipal bonds, U.S. Government securities and securities of U.S. Government agencies are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

     SECURITIES TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1997
                                  (UNAUDITED)

     realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transactions.

     The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

     FORWARD FOREIGN CURRENCY CONTRACTS:

     The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1997
                                  (UNAUDITED)

  OPTIONS TRANSACTIONS:

  When a Fund writes a covered call or put option, an amount equal to the premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

  When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The options techniques utilized are to hedge against fluctuations in the value of securities which the Funds hold or intend to purchase. As of June 30, 1997 the Funds had no options outstanding.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and declared and paid quarterly for the Growth Fund. Dividends from net investment income are declared and paid twice a year for the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses.

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

  ORGANIZATION COSTS:

  Costs incurred by the Company in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any


                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1997
                                  (UNAUDITED)

     unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

     OTHER:

     Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes, for the six months ended June 30, 1997, custodian fees and expenses paid by third parties were increased by $2,102, $2,945 and $0 for the Intermediate Income Fund, Growth Fund and International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1997 were as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
      Intermediate Income Fund......................... $10,905,727 $ 9,820,597
      Growth Fund...................................... $35,324,055 $17,053,485
      International(a)................................. $ 7,177,720 $   871,473

     -------
     (a) For the period from April 1, 1997 (commencement of operations) through June 30, 1997.

4. RELATED PARTY TRANSACTIONS:

   Menno Insurance Service, Inc. doing business as MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Oechsle International Advisors, L.P., Boston, Massachusetts serves as the sub-adviser to the International Fund.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

   BISYS serves the Company as administrator. Under the terms of the management and administration agreement, BISYS receives fees that are computed daily as a percentage of the average net assets of each Fund with a minimum of $50,000 if the net assets are less than $50 million per Fund.

   BISYS also serves as Fund distributor. BISYS receives fees for providing distribution services under the Distribution Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Fund pays BISYS a fee

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1997
                                  (UNAUDITED)

 not to exceed, on an annual basis, 1.00% of the average daily net assets of each Fund for payments made to banks, broker/dealers and other institutions, including affiliates of the Adviser, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

 Pursuant to a Shareholder Servicing Agreement, BISYS provides administrative services to shareholders for which it receives a fee based on a percentage of the average daily net assets of each fund.

 BISYS Ohio serves each Fund as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with specified minimum per fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

 Certain officers of the Company are affiliated with BISYS and/or MMA Capital Management, Inc. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Certain redemptions of shares made within 5 years of purchase are subject to contingent deferred sales charges ("CDSCs"). The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The sales charge will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the six months ended June 30, 1997, BISYS received $23,906 from commissions earned on redemptions of shares of which BISYS re-allowed $23,906 to affiliated parties of the Funds.

       YEAR OF REDEMPTION   CDSC
       ------------------   -----
       First                4.00%
       Second               4.00%
       Third                3.00%
       Fourth               2.00%
       Fifth                1.00%
       Sixth and up         0.00%

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1997
                                  (UNAUDITED)

 Information regarding these transactions are as follows for the six months ended June 30, 1997:

                                           INTERMEDIATE
                                              INCOME     GROWTH   INTERNATIONAL
                                               FUND       FUND        FUND
                                           ------------ --------  -------------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   net assets)............................       0.50%      0.74%       0.90%
  Voluntary fee reductions................   $ 42,416   $    594     $ 6,185*
  ADMINISTRATION FEES:
  Annual fee before voluntary fee
   reductions (percentage of average         0.15% or      0.10%    0.15% or
   net assets)............................    $50,000                $50,000
                                              Minimum                Minimum
  Voluntary fee reductions................         --         --     $12,534*
  12B-1 FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   net assets)............................       1.00%      1.00%       1.00%
  Voluntary fee reductions................   $135,784   $220,030     $14,819*
  SHAREHOLDER SERVICE FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   net assets)............................       0.25%      0.25%       0.25%
  Voluntary fee reductions................   $ 32,875   $ 81,742     $ 3,587*
  EXPENSES REIMBURSED BY INVESTMENT
  ADVISER:................................         --         --     $41,302*
  FUND ACCOUNTING AND TRANSFER AGENT
  FEES:...................................   $ 50,467   $ 92,122     $24,792*

 -------
 * For the period from April 1, 1997 (commencement of operations) through June 30, 1997.

MMA PRAXIS MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                      INTERMEDIATE INCOME FUND
                         -------------------------------------------------------
                         SIX MONTHS          YEAR          YEAR      JANUARY 4,
                            ENDED           ENDED         ENDED       1994 TO
                          JUNE 30,       DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                            1997             1996          1995       1994 (A)
                         -----------     ------------  ------------ ------------
                         (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD.....   $  9.84          $10.17       $  9.14      $ 10.00
                           -------         -------       -------      -------
Investment Activities
 Net investment income..      0.28            0.54          0.53         0.45
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.07)          (0.33)         1.03        (0.86)
                           -------         -------       -------      -------
Total from Investment
Activities..............      0.21            0.21          1.56        (0.41)
                           -------         -------       -------      -------
Distributions
 Net investment income..     (0.26)          (0.54)        (0.53)       (0.45)
                           -------         -------       -------      -------
Total Distributions.....     (0.26)          (0.54)        (0.53)       (0.45)
                           -------         -------       -------      -------
NET ASSET VALUE, END OF
PERIOD..................   $  9.79         $  9.84       $ 10.17      $  9.14
                           =======         =======       =======      =======
Total Return (excludes
redemption charge)......      2.18(b)         2.22%        17.47%       (4.09)%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
  period (000)..........   $29,701         $27,568       $23,470      $17,849
 Ratio of expenses to
  average net assets....      1.10%(c)        1.10%         1.10%        1.10%(c)
 Ratio of net investment
  income to average net
  assets................      5.75%(c)        5.50%         5.49%        4.96%(c)
 Ratio of expenses to
  average net assets*...      2.59%(c)**      2.52%**       2.64%        2.83%(c)
 Ratio of net investment
  income to average net
  assets*...............      4.27%(c)        4.15%         3.95%        3.23%(c)
 Portfolio Turnover.....     35.38%          30.25%        31.57%        4.95%

-------
 * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** During the six months ended June 30, 1997, and the year ended December 31, 1996, the Intermediate Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                      GROWTH FUND                             INTERNATIONAL FUND
                                   -------------------------------------------------------    ------------------
                                   SIX MONTHS          YEAR          YEAR      JANUARY 4,       APRIL 1, 1997
                                      ENDED           ENDED         ENDED       1994 TO            THROUGH
                                    JUNE 30,       DECEMBER 31,  DECEMBER 31, DECEMBER 31,         JUNE 30,
                                      1997             1996          1995       1994 (A)           1997 (A)
                                   -----------     ------------  ------------ ------------    ------------------
                                   (UNAUDITED)                                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
PERIOD............................   $ 13.57         $ 12.07       $  9.74      $ 10.00            $ 10.00
                                     -------         -------       -------      -------            -------
Investment Activities
 Net investment income............      0.02            0.07          0.10         0.09                 --
 Net realized and unrealized gains
  (losses) from investments.......      2.17            1.85          3.12        (0.07)              1.50
                                     -------         -------       -------      -------            -------
Total from Investment Activities..      2.19            1.92          3.22         0.02               1.50
                                     -------         -------       -------      -------            -------
Distributions
 Net investment income............     (0.03)          (0.07)        (0.10)       (0.09)                --
 Net realized gains...............        --           (0.35)        (0.79)       (0.19)                --
                                     -------         -------       -------      -------            -------
Total Distributions...............     (0.03)          (0.42)        (0.89)       (0.28)                --
                                     -------         -------       -------      -------            -------
NET ASSET VALUE, END OF PERIOD....   $ 15.73         $ 13.57       $ 12.07      $  9.74            $ 11.50
                                     =======         =======       =======      =======            =======
Total Return (excludes redemption
 charge)..........................     16.16%(b)       15.87%        33.32%        0.27%(b)          15.01%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000)...........................   $83,346         $58,907       $30,906      $18,009            $ 7,921
 Ratio of expenses to average net
  assets..........................      1.72%(c)        1.74%         1.75%        1.75%(c)           2.00%(c)
 Ratio of net investment income to
  average net assets..............      0.37%(c)        0.61%         0.90%        1.02%(c)           0.26%(c)
 Ratio of expenses to average net
  assets*.........................      2.58%(c)**      2.55%**       2.81%        3.25%(c)           7.03%(c)
 Ratio of net investment income
  (loss) to average net assets*...     (0.48)%(c)      (0.17)%       (0.16)%      (0.48)%(c)         (4.77)%(c)
 Portfolio Turnover...............     26.20%          33.98%        48.91%       35.22%             13.73%
 Average commission rate paid (d).   $0.1784         $0.1038            --           --            $0.0230

-------
 * During the period certain expenses were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
** During the six months ended June 30, 1997, and the year ended December 31, 1996, the Growth Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Not required for prior periods.

                      See notes to financial statements.

                                        Semi-Annual Report

    INVESTMENT ADVISER                  FOR THE SIX MONTHS ENDED JUNE 30, 1997
  MMA Capital Management
   Post Office Box 483
  Goshen, Indiana 46527
                                        MMA
                                        Praxis
                                        Mutual
                                        Funds

    INVESTMENT SUB-ADVISER              INTERMEDIATE INCOME FUND
   (INTERNATIONAL FUND ONLY)            GROWTH FUND
Oechsle Internationa Advisers, L.P.     INTERNATIONAL FUND
   One International Place
 Boston, Massachusetts 02110
                                        [LOGO OF M M A]

                                        This report is for the information of
                                        shareholders of MMA Praxis Mutual Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

 ADMINISTRATOR AND DISTRIBUTOR
      BISYS Fund Services
       3435 Stelzer Road
     Columbus, Ohio 43219

        LEGAL COUNSEL
   Dechert Price & Rhoads
     1500 K Street, NW
   Washington, DC 20005

         AUDITORS
 Coopers & Lybrand L.L.P.
   100 East Broad Street
   Columbus, Ohio 43215

      TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
     3435 Stelzer Road
    Columbus, Ohio 43219


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